Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 593,280,250.00
Previously Paid Amount	0.00
Total Fee Amount	90,831.20
Total Offset Amount	0.00
Net Fee	$ 90,831.20
Final Prospectus	false